Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

MARCH 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: April 21, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements — March 2010	5
Schedule of Cash Receipts and Disbursements — January 1 — March 31, 2010	7

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

LBHI
Quarterly Hedging Transactions Update	11
Schedule of Hedging Transactions as of March 31, 2010	12

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.(“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l.	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)          On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MARCH 1, 2010 TO MARCH 31, 2010

AND

JANUARY 1, 2010 TO MARCH 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.               Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.               Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.               Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware.

7.               Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.               Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

9.             Opening cash on 1/1/10 has been restated from previously filed MORs.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

March 1, 2010 - March 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other Debtors	Total Debtors	Other Controlled Entities (b)	Total Debtors and Other Controlled Entities
Beginning Cash & Investments (3/1/10)	$2,709	$5,952	$1,221	$168	$2,836	$490	$427	$386	$10	$14,199	$2,577	$16,776
Sources of Cash:
Corporate
Repayment of Advances to Aurora (c)	74	—	—	—	—	—	—	—	—	74	—	74
Compensation and Benefits Reimbursements (d)	3
Other Receipts	14	—	—	—	—	—	—	—	—	14	12	26
Derivatives (e)	—	369	24	8	—	1	—	—	—	402	—	402
Loans (f)	2	—	—	—	313	—	—	—	—	315	—	315
Principal Investing / Private Equity (g)	74	—	—	—	2	—	—	—	—	76	109	185
Real Estate (h)	35	—	—	—	67	—	—	—	—	101	87	188
Asia	—	—	—	—	—	—	—	—	—	—	44	44
South America	—	—	—	—	—	—	—	—	—	—	3	3
Inter-Company Transfers	57	2	—	—	66	—	1	—	—	125	10	135
Total Sources of Cash	258	371	24	8	447	1	1	—	—	1,107	264	1,371
Uses of Cash:
Corporate
Compensation and Benefits (i)	(34)	—	—	—	—	—	—	—	—	(34)	—	(34)
Professional Fees	(44)	—	—	—	(1)	—	—	—	—	(45)	—	(45)
Other Operating Expenses	(24)	—	—	—	—	—	—	—	—	(24)	—	(24)
Other Non-Operating Expenses	(3)	—	—	—	—	—	—	—	—	(3)	—	(3)
JP Morgan CDA (j)	(524)	—	—	—	—	—	—	—	—	(524)	—	(524)
MetLife Settlement (k)	—	—	—	—	(355)	—	—	—	—	(355)	—	(355)
Derivatives (l)	(2)	(146)	—	—	—	—	—	—	—	(148)	—	(148)
Loans (m)	(1)	—	—	—	(194)	—	—	—	—	(194)	—	(194)
Principal Investing / Private Equity (n)	(1)	—	—	—	—	—	—	—	—	(1)	(12)	(13)
Real Estate (o)	(21)	—	—	—	(7)	—	—	—	—	(28)	(8)	(36)
Asia	—	—	—	—	—	—	—	—	—	—	(13)	(13)
South America	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(10)	(3)	—	—	(3)	—	(1)	—	—	(16)	(119)	(135)
Total Uses of Cash	(663)	(149)	—	—	(559)	—	(1)	—	—	(1,373)	(152)	(1,524)
Net Cash Flow	(405)	222	24	8	(112)	1	—	—	—	(266)	113	(153)
FX Fluctuation (p)	—	(2)	—	—	—	—	—	—	—	(2)	(3)	(5)
Ending Cash & Investments (3/31/10) (q)	$2,304	$6,172	$1,244	$176	$2,724	$491	$427	$386	$10	$13,934	$2,687	$16,621

NOTE: Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

March 1, 2010 - March 31, 2010

Notes:

(a)

Includes cash and investment flows for all Debtors and Other Controlled Entities globally. Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations. Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b)

Other Controlled Entities includes all Non-Debtor entities which are under the control of LBHI. Cash activity associated with Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware is not reflected.

(c)	Reflects repayment of advances made to Aurora Bank for court approved repo financing facility and/or master servicing agreement.
(d)

Reflects repayment of advances for payroll and benefits disbursements made on behalf of non-controlled LBHI entities (Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company NA., and Lehman Brothers Trust Company of Delaware).

(e)	Primarily reflects settlements from counterparties and the return of collateral posted for hedging.
(f)	Primarily reflects principal and interest payments from borrowers.
(g)	Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.
(h)	Primarily reflects principal and interest payments on real estate loans.
(i)	Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management.
(j)	Reflects payment made to JP Morgan for court approved Collateral Disposition Agreement (“CDA”).
(k)	Reflects payment made to MetLife for court approved settlement to pay off secured loan obligations.
(l)	Primarily reflects collateral posted for hedging and payments on live trades.
(m)	Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.
(n)	Primarily reflects capital calls on investments.
(o)	Primarily reflects payments made for preservation of operating and development property assets.
(p)	Reflects fluctuation in value in foreign currency bank accounts.
(q)

Ending Cash and Investment balances include approximately $2.3 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities. These amounts are preliminary and estimated as follows: Debtors - LBHI $208 million, LBSF $328 million, LBCS $34 million, LCPI $1.7 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $28 million, and are subject to adjustment. Ending Cash and Investment balances exclude approximately $287 million of cash posted as collateral for derivative hedging activity; broken down as follows: LBSF $276 million and LBFP $11 million.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

January 1, 2010 - March 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other Debtors	Total Debtors	Other Controlled Entities (b)	Total Debtors and Other Controlled Entities
Beginning Cash & Investments (1/1/10)	$3,071 (c)	$5,401	$1,202	$167	$3,628	$485	$425	$387	$10	$14,776	$2,423	$17,199
Sources of Cash:
Corporate
Repayment of Advances to Aurora (d)	212	—	—	—	—	—	—	—	—	212	—	212
Compensation and Benefits Reimbursements (e)	9	—	—	—	—	—	—	—	—	9	—	9
Other Receipts	21	—	—	—	—	—	—	—	—	21	39	60
Derivatives (f)	3	992	42	9	15	4	2	—	—	1,067	110	1,178
Loans (g)	7	—	—	—	889	—	—	—	—	896	—	896
Principal Investing / Private Equity (h)	187	—	—	—	15	—	—	—	—	202	184	386
Real Estate (i)	59	—	—	—	129	—	—	—	—	188	106	293
Asia	—	—	—	—	—	—	—	—	—	—	121	121
South America	—	—	—	—	—	—	—	—	—	—	5	5
Inter-Company Transfers	64	2	—	—	66	3	1	—	—	135	24	159
Total Sources of Cash	562	993	42	9	1,113	7	3	—	—	2,730	589	3,319
Uses of Cash:
Corporate
Advances to Aurora (j)	(177)	—	—	—	—	—	—	—	—	(177)	—	(177)
Compensation and Benefits (k)	(137)	—	—	—	—	—	—	—	—	(137)	(9)	(145)
Professional Fees	(110)	—	—	—	(1)	—	—	—	—	(111)	—	(111)
Other Operating Expenses	(52)	—	—	—	—	—	—	—	—	(52)	(10)	(62)
Other Non-Operating Expenses	(51)	—	—	—	—	—	—	—	—	(51)	—	(51)
Bankhaus Settlement (l)	(196)	—	—	—	(1,073)	—	—	—	—	(1,269)	(10)	(1,279)
JP Morgan CDA (m)	(524)	—	—	—	—	—	—	—	—	(524)	—	(524)
MetLife Settlement (n)	—	—	—	—	(390)	—	—	—	—	(390)	—	(390)
Derivatives (o)	(4)	(205)	—	—	—	—	—	(2)	—	(210)	—	(210)
Loans (p)	(1)	—	—	—	(517)	—	—	—	—	(518)	—	(518)
Principal Investing / Private Equity (q)	(10)	—	—	—	—	—	—	—	—	(10)	(30)	(40)
Real Estate (r)	(33)	—	—	—	(27)	—	—	—	—	(60)	(32)	(92)
Asia	—	—	—	—	—	—	—	—	—	—	(95)	(95)
South America	—	—	—	—	—	—	—	—	—	—	(10)	(10)
Inter-Company Transfers	(23)	(6)	—	—	(3)	—	(1)	—	—	(33)	(127)	(159)
Total Uses of Cash	(1,318)	(211)	—	—	(2,010)	—	(1)	(2)	—	(3,541)	(323)	(3,688)
Net Cash Flow	(756)	783	42	9	(897)	7	2	(2)	—	(811)	266	(369)
FX Fluctuation (s)	(11)	(12)	—	—	(7)	—	—	—	—	(30)	(2)	(32)
Ending Cash & Investments (3/31/10) (t)	$2,304	$6,172	$1,244	$176	$2,724	$491	$427	$386	$10	$13,934	$2,687	$16,621

NOTE: Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

January 1, 2010 - March 31, 2010

Notes:

(a)

Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b)

Other Controlled Entities includes all Non-Debtor entities which are under the control of LBHI.  Cash activity associated with Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware is not reflected.

(c)	The opening cash and investments balance as of 1/1/10 was restated to include an increase of $45 million.
(d)	Reflects repayment of advances made to Aurora Bank for court approved repo financing facility and/or master servicing agreement.
(e)

Reflects repayment of advances for payroll and benefits disbursements made on behalf of non-controlled LBHI entities (Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company NA., and Lehman Brothers Trust Company of Delaware).

(f)	Primarily reflects settlements from counterparties and the return of collateral posted for hedging.
(g)	Primarily reflects principal and interest payments from borrowers.
(h)	Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.
(i)	Primarily reflects principal and interest payments on real estate loans.
(j)	Reflects advances made to Aurora Bank for court approved repo financing facility or master servicing agreement.
(k)	Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management.
(l)	Reflects payments made to Bankhaus for court approved settlement.
(m)	Reflects payment made to JP Morgan for court approved Collateral Disposition Agreement (“CDA”).
(n)	Reflects payment made to MetLife for court approved settlement to pay off secured loan obligations.
(o)	Primarily reflects collateral posted for hedging and payments on live trades.
(p)	Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.
(q)	Primarily reflects capital calls on investments.
(r)	Primarily reflects payments made for preservation of operating and development property assets.
(s)	Reflects fluctuation in value in foreign currency bank accounts.
(t)

Ending Cash and Investment balances include approximately $2.3 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $208 million, LBSF $328 million, LBCS $34 million, LCPI $1.7 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $28 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $287 million of cash posted as collateral for derivative hedging activity; broken down as follows: LBSF $276 million and LBFP $11 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO MARCH 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee and Expense Disbursements (a)

March 2010

Unaudited ($ in thousands)

				Filing Date
		Mar-2010		Through Mar-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$15,508		$262,166
Kelly Matthew Wright	Art Consultant and Auctioneer	—		50	(c)
Natixis Capital Markets Inc.	Derivatives Consultant	—		8,121
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	706		10,319
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	89		2,856
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,426		15,838
Discover Ready LLC	eDiscovery Services	—		6,894	(c)
Ernst & Young LLP	Audit and Tax Services	30		1,410
Hudson Global Resources	Contract Attorneys	266		3,010	(c)
Huron Consulting	Tax Services	—		2,007
Jones Day	Special Counsel - Asia and Domestic Litigation	2,343		20,483
Lazard Freres & Co.	Investment Banking Advisor	3,042		21,692
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	152		3,580
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	61		777
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	166		2,222
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	121		2,264
Weil Gotshal & Manges LLP	Lead Counsel	7,248		164,782
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	—		1,151
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—		6,514
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	4,013	(d)	26,411
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	333		6,691
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	5,309		47,680
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	619		6,012
Richard Sheldon, Q.C.	Special Counsel - UK	—		74
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	2,983		36,235
Jenner & Block LLP	Examiner	6,355		48,401
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	76		645
Brown Greer Plc	Fee and Expense Analyst	10		144
Total Non-Ordinary Course Professionals		50,858		708,430
Debtors - Ordinary Course Professionals		1,081		22,523
US Trustee Quarterly Fees		—		624
Total Professional Fees and UST Fees (e)		$51,939		$731,577

(a)    All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)   The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of March 2010.  The figures do not include accruals.

(c)    Filing Date Through Mar-2010 balances for Kelly Matthew Wright, DiscoverReady LLC and Hudson Global Resources have been increased by $3 thousand, $2.1 million and $817 thousand, respectively, to account for payments made to these vendors from Dec-2009 to Feb-2010 which were not reflected in previous MORs.

(d)   Mar-2010 professional fee disbursements to FTI Consulting Inc. include $1.7 million that was previously reported in Feb-2010.

(e)    Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC., ET AL.

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF MARCH 31, 2010

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Account” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order or the Residential Loan Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and March 31, 2010 (the “Report Date”), the Debtors have proposed 12 Hedging Transactions to the Hedging Transactions Committee. As of the Report Date, the Debtors had executed all 12 Hedging Transactions and the current value of collateral posted approximates $286.6 million.   The Open Derivative Positions correspond to 77 non-terminated derivative contracts with an estimated recovery value as of the Report Date equal to $749 million. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions.  The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material.  For further description regarding derivative recovery values, please refer to the November 2009 Monthly Operating Report filed on December 14, 2009.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Residential Loan Order.  Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Lehman Brothers Holdings Inc.

As of March 31, 2010

Derivatives Hedging Order

Quarterly Hedging Report

Debtor	Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged

Lehman Brothers Special Financing Inc. (“LBSF”)	$275,800,000	$737,000,000
Lehman Brothers Financial Products (“LBFP”)	10,800,000	12,000,000

Total (b)	$286,600,000	$749,000,000

(a)   Value of collateral represents cash collateral posted, net of any gains or losses on hedging transactions.  This presentation differs from disclosure in previously filed quarterly hedging updates where only the total amount of cash posted was reported.

(b)   Separately, on January 14, 2010, the Court entered an “Order Granting LBHI's Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, To Sell Certain Asset Backed-Securities and Related Relief”, which authorized the Company to enter into hedging transactions to hedge against the loss of value from fluctuations in foreign exchange rates, as set out below.

Debtor	Value of Collateral Posted for Hedging Transactions	Estimated Recovery Value of Receivables Being Hedged

Lehman Brothers Holdings Inc. (“LBHI”)	$12,000,000	$178,000,000

Total	$12,000,000	$178,000,000